UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2010

OVERTURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-33924	98-0576724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Maples Corporate Services Limited Ugland House Grand Cayman, Cayman Islands		KY1-1104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 736-1376

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

OVERTURE ACQUISITION CORP. (“OVERTURE”) AND JEFFERSON NATIONAL FINANCIAL CORP. (“JNF”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF OVERTURE AND JNF REGARDING, AMONG OTHER THINGS, OVERTURE’S PROPOSED BUSINESS COMBINATION DISCUSSED HEREIN AND THE BUSINESS OF JNF AND ITS SUBSIDIARIES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) OVERTURE’S ABILITY TO COMPLETE ITS PROPOSED BUSINESS COMBINATION WITHIN THE SPECIFIED TIME LIMITS; (2) OFFICERS AND DIRECTORS ALLOCATING THEIR TIME TO OTHER BUSINESSES OR POTENTIALLY HAVING CONFLICTS OF INTEREST WITH OVERTURE’S BUSINESS OR IN APPROVING THE TRANSACTION; (3) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, OVERTURE’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE TRANSACTION; (4) DELISTING OF OVERTURE’S SECURITIES FROM THE NYSE AMEX FOLLOWING THE TRANSACTION; (5) THE POTENTIAL LIQUIDITY AND TRADING OF OVERTURE’S PUBLIC SECURITIES; (6) OVERTURE’S REVENUES AND OPERATING PERFORMANCE; (7) CHANGES IN OVERALL ECONOMIC CONDITIONS; (8) ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF OVERTURE FOLLOWING THE TRANSACTION; (9) CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, (10) CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS, (11) CHANGING LEGISLATION OR REGULATORY ENVIRONMENTS (12) RISKS AND COSTS ASSOCIATED WITH REGULATION OF CORPORATE GOVERNANCE AND DISCLOSURE STANDARDS (INCLUDING PURSUANT TO SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002); AND (13) OTHER RELEVANT RISKS DETAILED IN OVERTURE’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THOSE FACTORS LISTED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS.” THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER OVERTURE NOR JNF ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

ON JANUARY 8, 2010 OVERTURE FILED A DEFINITIVE PROXY STATEMENT/PROSPECTUS PURSUANT TO RULE 424(b)(2) WITH THE SEC. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WAS MAILED TO SHAREHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF JANUARY 7, 2010. SHAREHOLDERS, WARRANTHOLDERS AND OTHERS CAN ALSO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO OVERTURE IN WRITING AT, MAPLES CORPORATE SERVICES LIMITED, UGLAND HOUSE, GRAND CAYMAN KY1-1104, CAYMAN ISLANDS, OR BY TELEPHONE AT (646) 736-1376. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED AT THE SEC’S INTERNET SITE (http://www.sec.gov).

OVERTURE, JNF AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF OVERTURE’S SHAREHOLDERS AND OVERTURE’S WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF OVERTURE’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO OVERTURE, JNF AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO OVERTURE’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF OVERTURE’S INITIAL BUSINESS COMBINATION, AND SHAREHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT OVERTURE’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS.

THE INFORMATION ON OVERTURE’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS OVERTURE MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 1.01             Entry into Material Agreement

Victory Park Agreement

On January 26, 2010, the Company issued a press release announcing that it has entered into an agreement (the “Agreement”) with Victory Park Capital Advisors, LLC (“Victory Park”), pursuant to which funds managed by Victory Park or other purchasers acceptable to Victory Park and the Company will use their reasonable best efforts to purchase up to an aggregate of approximately 2.0 million shares of the Company’s ordinary shares from third parties prior to the Extraordinary General Meeting of Shareholders described in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (“SEC”) January 8, 2010 (the “Proxy Statement/Prospectus”).  Victory Park is not an affiliate of the Company or any of, its officers and directors and/or their respective affiliates, or JNF, JNL, JNL Bermuda, Overture Re Holdings, Overture Re (each as defined below), or their officers and directors and/or their respective affiliates. It is anticipated that Victory Park will effect purchases of the Company’s ordinary shares through independent, privately negotiated transactions with third parties who are institutions or other sophisticated investors that have voted against or indicated an intention to vote against the Business Combination.

Pursuant to the Agreement, the Company will pay Victory Park a fee of 1.5% of the value of all Company ordinary shares purchased by Victory Park from third parties. In connection with the purchases of Company ordinary shares by Victory Park pursuant to the Agreement, Victory Park and the Company will enter into a stock purchase agreement (the “Victory Purchase Agreement”), pursuant to which the Company will agree to purchase the ordinary shares from Victory Park at a price equal to the aggregate purchase price paid by Victory Park for the Company ordinary shares plus the 1.5% fee described above. Although Victory Park has a reasonable best efforts obligation to purchase Company shares pursuant to the Victory Purchase Agreement, there can be no assurance that any such purchases will be made. Such purchases, if made, would increase the likelihood that a majority of the Company’s ordinary shares will be voted in favor of the Business Combination.

Item 8.01.             Other Information

Entry into Ordinary Share Repurchase Agreements

Overture has entered into agreements to purchase an aggregate of 5,060,383 ordinary shares sold in its initial public offering in privately negotiated transactions (the “Purchase Agreements”) from shareholders of Overture.  Pursuant to the Purchase Agreements and in exchange for the aggregate purchase price, each of the holders has agreed to vote, or granted a proxy to vote, their ordinary shares in favor of each of the shareholder proposals set forth in the Company’s Proxy Statement/Prospectus.

Adjournment of Extraordinary General Meeting of Shareholders

Overture also announced today that it intends to convene and then adjourn, without conducting any business, its Extraordinary General Meeting of Shareholders until Friday, January 29, 2010, at 10:00 a.m. Eastern Time in order to give Overture shareholders additional time to vote on the proposals to be considered at that Extraordinary General Meeting. The Special Meeting of Warrantholders will be held, as scheduled, January 27, 2010, at 10:00 a.m., at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York.

As more fully described in Overture's Proxy Statement/Prospects, shareholders and warrantholders may revoke their proxy and change their vote at any time before the applicable shareholder and warrantholder meetings.

Continued NYSE Amex Listing of Shares and Warrants; NASDAQ Application

The Company plans to apply for and cause its new warrants to be issued to its warrantholders in exchange for the existing warrants, assuming warrantholders approve the proposed amendment to the warrant agreement, to be listed on the Over-the-Counter Bulletin Board (“OTCBB”) following consummation of the proposed Business Combination (defined below). The Company expects the warrants to begin trading on the OTCBB the day following consummation of the Business Combination.

The NYSE Amex requires, as a condition to maintain listing following a merger, that the issuer’s securities meet initial listing qualifications, including being held of record by at least 400 public shareholders. It is likely that the Company will not meet this standard immediately following the Business Combination.  As requested by the NYSE Amex, five business days after the consummation of the Business Combination the Company will provide to the NYSE Amex an updated list of its shareholders.  The Company expects the number of shareholders of the Company to be less than the minimum required by the NYSE Amex.  As a result of having too few beneficial holders, the Company expects the NYSE Amex would thereafter issue a delisting letter if it does not meet the exchange’s listing standards at that time. The exchange’s procedure for delisting would then begin, and under the exchange’s rules, the Company’s ordinary shares currently trading on the exchange would continue to trade while the Company seeks to appeal the delisting and present a plan to bring the Company back into compliance.  The board of directors and management of the Company are evaluating all potential options both to maintain the listing of the Company’s ordinary shares on the exchange and, in the case that the exchange determines to delist the Company’s securities, to take necessary remedial actions to cure any deficiency or to list the ordinary shares on the OTCBB. The Company cannot provide assurance, however, that the Company will be able to meet the listing requirements.  Additionally, the Company has withdrawn its application to list on NASDAQ.

Bermuda Monetary Authority

The Company has received, effective January 25, 2010, its Certificate of Registration as a Long-Term Insurer in Bermuda, issued by the Bermuda Monetary Authority (“BMA”) for reinsurance business with JNL (defined below).  The Company expects that the registration will be extended by the BMA to other third party business in due course.  At this time other third party reinsurance business would require BMA approval.

Jefferson National Financial Corp. Purchases

Pursuant to the Master Agreement, dated December 10, 2009, by and among the Company, Overture Re Holdings, Ltd., the Company’s newly-formed wholly-owned holding company (“Overture Re Holdings”), Jefferson National Financial Corp., a Delaware corporation (“JNF”), Jefferson National Life Insurance Company, a Texas insurance company and wholly-owned subsidiary of JNF (“JNL”), JNL Bermuda LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of JNL (“JNL Bermuda”), JNF Asset Management LLC, a Delaware limited liability company and certain founders of Overture, pursuant to which, among other things, following a future closing and amalgamation with JNL Bermuda, Overture Re Ltd., a to-be-formed wholly-owned subsidiary of Overture Re Holdings (“Overture Re”) will reinsure blocks of annuities and acquire a portfolio of securities in consideration for up to $120,000,000 and Overture Re will be a long term reinsurer domiciled in Bermuda (collectively, the “Business Combination”), JNL agreed to purchase up to 24.5% of the Company’s ordinary shares (based on the trust value at closing) in open market or privately negotiated transactions.  On January 15, 2010, JNL and its affiliates filed with the SEC a statement of beneficial ownership on Schedule 13D reporting that on January 7, 2010, JNL purchased 986,600 ordinary shares of the Company on the open market using working capital of JNL at the price of $10.03 per share and on January 13, 2010, JNL purchased 788,200 ordinary shares of the Company on the open market using working capital of JNL at the price of $10.04 per share.  All such ordinary shares are expected to be voted in favor of the Company’s proposed Business Combination.

Exhibits

The Agreement with Victory Park is annexed hereto as Exhibit 10.1 and the form of Purchase Agreement is annexed hereto as Exhibit 10.2.  A copy of the press release relating to Victory Park is annexed hereto as Exhibit 99.1 and a copy of the press release relating to the ordinary share repurchases is annexed hereto as Exhibit 99.2.  Each of Exhibits 10.1, 10.2, 99.1 and 99.2 are incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

           (d)               Exhibits

10.1	Agreement with Victory Park dated January 26, 2010
10.2	Form of Purchase Agreement
99.1	Press Release, dated January 26, 2010
99.2	Press Release, dated January 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2010	OVERTURE ACQUISITION CORP.

	By:	/s/ Marc J. Blazer
Name: Marc J. Blazer
Title: President